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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                  Date of earliest event reported: May 8, 1997


                            PARKER DRILLING COMPANY
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             (Exact name or registrant as specified in its charter)


Delaware                              1-7573                     73-0618660
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(State of other jurisdiction    Commission File Number         (IRS Employer
of incorporation)                                           Identification No.)

Eight East Third Street, Tulsa, Oklahoma               74103
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 (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, include area code: (918) 585-8221
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Item 5:     Other Events

            On May 9, 1997, Parker Drilling Company (the "Company") executed a definitive stock purchase agreement to acquire all of the outstanding capital stock of Hercules Offshore Corporation, a Texas corporation ("HOC"), for $145 million in cash. Also on May 9, 1997, the Company executed a definitive stock purchase agreement to acquire all of the outstanding capital stock of Hercules Rig Corp., a Texas corporation ("HRC"), for $50 million in cash. Set forth in
            Exhibit 99 hereto are certain financial statements of HOC and HRC.

Item 7:     Financial Statements, Pro-Forma Financial Information and Exhibits

            (c)   Exhibits

                  2.1 Stock Purchase Agreement dated May 9, 1997 by and among the Company, Parker Drilling Offshore Company and Trenergy (Malaysia) BHD. (incorporated by reference to
                       Exhibit 10(n) to the Company's Quarterly Report on
                       Form 10-Q for the three months ended May 31, 1997).

                  2.2 Stock Purchase Agreement dated May 9, 1997 by and among the Company, Parker Drilling Offshore Company and Reshid & Lee Nominees SDN, BHD. (incorporated by reference to Exhibit 10(o) to the Company's Quarterly Report on Form 10-Q for the three months ended May 31,
                       1997).

                 99    Certain Financial Statements of HOC and HRC.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PARKER DRILLING COMPANY



                                      By:
                                          ------------------------------------
                                          Robert L. Parker Jr.
                                          President and Chief Executive Officer


Date: July 2, 1997
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                                 EXHIBIT INDEX


Exhibit
Number                     Description
-------                    -----------

  2.1 Stock Purchase Agreement dated May 9, 1997 by and among the Company, Parker Drilling Offshore Company and Trenergy (Malaysia) BHD. (incorporated by reference to Exhibit 10(n) to the Company's Quarterly Report on Form 10-Q for the three months ended May 31, 1997).

  2.2 Stock Purchase Agreement dated May 9, 1997 by and among the Company, Parker Drilling Offshore Company and Reshid & Lee Nominees SDN, BHD. (incorporated by reference to Exhibit 10(o) to the Company's Quarterly Report on Form 10-Q for the three months ended May 31, 1997).

 99     Certain Financial Statements of HOC and HRC.